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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 March 30, 1999
                   -------------------------------------------
                                (Date of Report)


                                  IMATEC, LTD.
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             (Exact name of registrant as specified in its charter)


          Delaware                 0-21752                     11-3289398
(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)              Identification No.)


                 150 East 58th Street, New York, New York 10155
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                    (Address of principal executive offices)


                                 (212) 826-0449
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         Imatec, Ltd. (the "Company") announced that Josef Weiss resigned from the Company's Board of Directors on January 26, 1999



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        IMATEC, LTD.
                                                        (Registrant)
                                            ------------------------------------


Date: March 30, 1999                        /s/ Hanoch Shalit
                                            -----------------
                                            Dr. Hanoch Shalit
                                            Chairman, President and Chief
                                            Executive Officer